UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): May 6, 2015

MEDOVEX CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-198621	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3279 Hardee Avenue Atlanta, Georgia		30341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On May 6, 2015, MedoveX Corp. (the “Company”) entered into an exclusive U.S. Marketing Agreement (the “Marketing Agreement”) with Hill-Rom Company, Inc., an Indiana corporation (“HRC”).  HRC is a manufacturer and distributor of a portfolio of acute care beds, and other healthcare products.

 Under the terms of the Marketing Agreement, HRC agreed to provide marketing support for the Company’s line of IV Suspension System IV poles (formerly known as Streamline IV Suspension System, or ISS IV poles) through a number of activities including: educating and equipping HRC’s sales representatives with Company-approved sales literature and video materials, demonstrating the Company’s IV poles at HRC’s “Customer Experience Center” in Batesville, Indiana and demonstrating the Company’s IV poles at HRC’s National Sales and Service Meeting, which is anticipated to be held in the fall of 2015.  In addition, the Company agreed to grant HRC exclusive marketing rights for its IV Suspension System, IV poles, subject to HRC meeting certain minimum sales requirements, and HRC agreed that it will not enter into other cooperative sales, marketing or distribution agreements that relate to IV poles that are substantially similar to the Company’s IV poles, nor will HRC develop any IV poles which are competitive with the Company’s IV Poles.   The Company also agreed not to sell the IV Suspension System to a direct competitor of HRC. The term of the Marketing Agreement is one year, which will automatically renew, absent written notice of termination from either the Company or HRC.

The foregoing summary of the Marketing Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 7.01                        Regulation FD Disclosure.

On May 7, 2015, the Company issued a press release regarding the Marketing Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this Current Report on Form 8-K furnished pursuant to 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Forward-Looking Statements

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
10.1 99.1	Marketing Agreement between the Company and Hill-Rom Company, Inc., dated May 6, 2015. Press Release dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.
Date: May 11, 2015	By:	/s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer